EXHIBIT 10.1

THIS SECURED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS SECURED NOTE MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THIS SECURED NOTE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE BORROWER REPRESENTATIVE, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THIS SECURED NOTE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THIS SECURED NOTE, PROVIDED SUCH PLEDGE IS MADE IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

SENIOR SECURED NOTE

November 29, 2016	Principal: U.S. $9,646,686

FOR VALUE RECEIVED, Midwest Energy Emissions Corp., a Delaware corporation (the “Borrower”) hereby promises to pay to the order of AC Midwest Energy LLC, a Delaware limited liability company or its registered assigns (the “Lender”) the amount set out above as the Principal pursuant to the terms of that certain Amended and Restated Financing Agreement dated as of November 1, 2016, by and among the Borrower, MES, Inc., a North Dakota corporation (“MES” or “Guarantor”) and the Lender (together with all exhibits and schedules thereto and as may be amended, restated, modified and supplemented from time to time, the “Amended and Restated Financing Agreement”). Borrower hereby promises to pay accrued and unpaid interest and premium, if any, on the Principal on the dates, rates and in the manner provided for in the Amended and Restated Financing Agreement. This Senior Secured Note is referred to herein and in the Amended and Restated Financing Agreement as the “Secured Note” and in the Security Documents as the “Note” and all Senior Secured Notes issued in exchange, transfer, or replacement hereof in accordance with the terms of the Amended and Restated Financing Agreement are referred to herein and in the Amended and Restated Financing Agreement collectively as the “Secured Notes” and in the Security Documents collectively as the “Notes”. Capitalized terms used and not herein are defined in the Amended and Restated Financing Agreement.

This Secured Note is subject to optional redemption and mandatory prepayment on the terms specified in the Amended and Restated Financing Agreement. At any time an Event of Default exists, the Principal of this Secured Note, together with all accrued and unpaid interest and any applicable premium due, if any, may be declared or otherwise become due and payable in the manner, at the price and with the effect, all as provided in the Amended and Restated Financing Agreement.

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This repayment of this Secured Note is guaranteed by the Guarantor in accordance with the terms set forth in Article 9 of the Amended and Restated Financing Agreement and is secured by a pledge of all of the assets of the Borrower and the Guarantor in accordance with the Security Documents.

All payments in respect of this Secured Note are to be made in lawful money of the United States of America by a wire transfer to the account identified by the Holder in writing to the Borrower.

This Secured Note may be assigned by the Lender, subject to the terms of Section 11.8 of the Amended and Restated Financing Agreement. This Secured Note is a registered Secured Note and, as provided in the Amended and Restated Financing Agreement, upon surrender of this Secured Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered Lender hereof or such Lender’s attorney duly authorized in writing, a new Secured Note with the same terms as this Secured Note will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Borrower may treat the person in whose name this Secured Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Borrower will not be affected by any notice to the contrary.

This Secured Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Secured Note and all disputes arising hereunder shall be governed by, the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The parties hereto (a) agree that any legal action or proceeding with respect to this Secured Note shall be brought in any state or federal and state court located within New York, New York, (b) irrevocably waive any objections which either may now or hereafter have to the venue of any suit, action or proceeding arising out of or relating to this Secured Note brought in the aforementioned courts, and (c) further irrevocably waive any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.

THE LENDER AND THE BORROWER IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE ANY PROVISION OF THIS SECURED NOTE.

[Intentionally Left Blank;

Signature Page Follows.]

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[Signature Page to Senior Secured Note]

IN WITNESS WHEREOF, Borrower has caused this Secured Note to be duly executed as of the date set out above.

BORROWER:

Midwest Energy Emissions Corp.

By:	/s/ Richard H. Gross
Name:	Richard H. Gross
Its:	Chief Financial Officer

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